UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.   20549



                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  March 22, 1999


                      UNITED COMPANIES FINANCIAL CORPORATION
                     (Exact name as specified in its charter)

          Louisiana                      1-7067              71-0430414
(State or other jurisdiction of (Commission File Number)    (IRS Employer
       incorporation)                                   Identification No.)

4041 Essen Lane, Baton Rouge Louisiana                           70809
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(Address of principal executive offices)                       Zip Code

Registrant's telephone number, including area code       (225) 987-0000


                                 Not Applicable
        (Former name or former address, if changed since last report)

                                PAGE 1


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Item 5.   Other Events.

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).     Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99   Press Release dated March 22, 1999

                              SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNITED COMPANIES FINANCIAL CORPORATION
                                         (Registrant)


Date:     March 23, 1999        By:     /s/  Dale E. Redman
                                     ----------------------------------------
                                     Dale E. Redman, Executive Vice President
                                     and Chief Financial Officer

                          INDEX TO EXHIBITS

EXHIBIT                                               SEQUENTIALLY
NO.                      EXHIBIT                      NUMBERED PAGE
-------                 ---------                   ----------------
99        Press Release dated March 22, 1999